UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

United Fire & Casualty Company
(Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
On June 29, 2011, United Fire & Casualty Company and United Fire Group, Inc. filed a Current Report on 8-K (the “Report”) under Rule 425 of the Securities Act to disclose presentation materials posted on the Investor Relations section of our public website (www.unitedfiregroup.com). Due to a technical error, the Report was filed only under United Fire & Casualty Company’s CIK number and not jointly under United Fire Group, Inc.’s number as intended. Accordingly, the Current Report on Form 8-K/A amends the earlier Report to correct the error.
Item 7.01. Regulation FD Disclosure
United Fire & Casualty Company (aka “United Fire Group”) will give investor presentations on June 29, 2011.
Exhibit 99.1 is a copy of the booklet presented at, and posted on the Investor Relations section of our website (www.unitedfiregroup.com) under Reports, for a period of 14 days, in connection with the presentation. The booklet is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933.
Additional Information and Where to Find It
United Fire & Casualty Company and United Fire Group, Inc. have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Reorganization. UF&C SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about UF&C, United Fire Group and the proposed Reorganization can be obtained without charge by directing a request to United Fire & Casualty Company, 118 Second Ave. SE, Cedar Rapids, IA 52401, Attention: Investor Relations Department (Telephone: (319) 399-5700) or accessing them on UF&C’s corporate web site at www.unitedfiregroup.com.
UF&C, its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of UF&C in favor of the proposed Reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that United Fire & Casualty Company and United Fire Group, Inc. have filed and intend to file with the SEC in connection with the Special Meeting.
Disclosure of forward-looking statements
This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December, 31, 2010, filed with the SEC on March 1, 2011 and in our report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 10, 2011. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.

Item 8.01. Other Events
United Fire & Casualty Company (aka “United Fire Group”) will give investor presentations on June 29, 2011.
Exhibit 99.1 is a copy of the booklet presented at, and posted in the Investor Relations section of our website (www.unitedfiregroup.com) under Reports, for a period of 14 days, in connection with the presentation. The booklet is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Investor presentation booklet of United Fire Group, dated June 29, 2011.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company (Registrant)
Date: July 5, 2011	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Investor presentation booklet of United Fire Group, dated June 29, 2011.